(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
November 30, 2002


Merrill Lynch
Focus Twenty
Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Focus Twenty Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH FOCUS TWENTY FUND, INC.


DEAR SHAREHOLDER


We are pleased to provide you with this annual report for Merrill Lynch Focus Twenty Fund. The Fund's investment objective is long-term capital appreciation. The Fund is a non-diversified aggressive growth Fund that seeks to achieve its investment objective by investing in a portfolio of approximately 20 companies that we believe have strong earning growth and capital appreciation potential.


Investment Environment
Although Merrill Lynch Focus Twenty Fund, Inc. has been in existence for just under three years, the last 33 months have proven exceedingly difficult for aggressive growth investors. The Fund's third fiscal year began on a good note, as the market was in the final stages of the very strong rally that followed the September 11, 2001-driven sell off. This upward move was enabled by the liquidity created by the series of emergency Federal Reserve Board interest rate cuts, the return to more normal business conditions following the macroeconomic shock of September 11 and the typical fourth quarter "budget flush" of business capital spending. The rally also represented a snapback from the extreme, oversold conditions that resulted from the drubbing stocks took following the terrorist attacks. Unfortunately, however, one of the Fund's benchmark indexes, the unmanaged Standard & Poor's (S&P) 500 Barra Growth Index, reached its high point for the fiscal year on December 5, 2001, only three trading days into the Fund's year. The Index held on to finish December 2001 with a small gain, but then declined seven out of the next nine months, before finally rallying in October and November 2002.

Most of the turmoil occurred during the second and third calendar quarters of 2002. The market essentially remained unchanged through most of the first quarter of the calendar year; on March 19, 2002, the Index was up 1.52% for the year. However, the market then experienced a harrowing four-month sell off, as the S&P 500 Barra Growth Index declined 31.66% between March 19 and July 23, 2002. The market rallied strongly in late July and August 2002, but worries about a potential double-dip recession sent the market back to its lows in September and October 2002. In the end, the eight-week rally in October and November was not nearly enough to make up for the sharp declines earlier in the year and the Index and the Fund's net asset value declined for the third year in a row. In a departure from historical norms, stocks declined in 2002 despite the backdrop of an accommodative Federal Reserve Board interest rate policy and the end of the mild recession that occurred in 2001. In fact, some of our investors may be surprised to learn that the S&P 500 Barra Growth Index declined more during the Fund's current fiscal year than it did in the previous year (the Index had an 18.15% decline for fiscal year 2002 compared to a 16.63% decline for fiscal year 2001).

Beyond the steeper overall market declines that occurred in 2002, this year was different from the previous two because there were significantly fewer places for investors to hide. Morningstar, Inc. divides diversified equity investing into nine "style-boxes" based on market capitalization (size of company) and investment style (growth, core and value). Unlike in 2000 and 2001, all nine of these style categories experienced negative returns during the first 11 months of 2002. Furthermore, all ten S&P 500 industry sectors finished 2002 with negative returns and eight of the ten sectors suffered double-digit negative returns.

The year 2002 was very similar to 2000 and 2001, in that investors continued to be very unkind to stocks with high expected rates of earnings growth. Importantly, though, we began to see some interesting trends emerge during the year. Specifically, the style strategies that drive our investment process (positive earnings surprise, upward earnings revision and relative strength) did show some signs of life at several points during the year. This is in stark contrast to 2001, when selecting stocks with strong positive earnings surprises and upwards earnings revisions resulted in marked underperformance. That is, stocks with the best positive earnings surprises and upward earnings revisions badly underperformed stocks with the worst fundamentals in these categories.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



Our investment style (which we call earnings momentum) certainly worked better than it did last year, but it did not perform equally well in all parts of the market because stocks with higher expected rates of earnings growth continued to lag the rest of the market. In addition, the periods of outperformance for the style remained sporadic and inconsistent at best. While the signs of progress are certainly there, other selection metrics worked better than earnings momentum in 2002. Beyond the continuing style struggle, we were also plagued by a lack of "inventory," as the number of companies exhibiting the kinds of high relative growth rates we look for continued to dwindle because of the difficult economic environment. In some cases, this phenomenon caused us to hang on to stocks that we would have been better off selling. Also, the volatile economic environment coupled with the higher-than-normal level of accounting and corporate governance issues resulted in a higher-than-normal level of stock "blow-ups" throughout the market and the Fund was not immune. While we were able to avoid several problems, we were also hit with our fair share of disappointments.

In the end, 2002 failed to provide the kind of rapid snapback in the financial markets that we would have all liked to see and our investment style continued to struggle in a very challenging environment. The long bull market conditioned all of us to expect that negative events in the market should be worked through quickly. It is becoming quite clear that the huge gains that occurred during the late 1990s and the excesses that accompanied them will require more time to work through. The end result of our year was disappointing, and process of style recovery has certainly been subtle and very slow. However, we believe that the relative performance of our style did incrementally improve during 2002 and continue to believe that this progress will continue and that our process can and will bring success over the long term.


Fiscal Year in Review
For the 12-month period ended November 30, 2002, Merrill Lynch Focus Twenty Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -36.00%, -36.73%, -36.73% and -36.18%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 7 of this report to shareholders.) This performance lagged that of the unmanaged benchmark indexes, the S&P 500 Barra Growth Index and the S&P 500 Index, which had returns of -18.15% and -16.51%, respectively, for the same period. The NASDAQ Composite Index, which, over time, has correlated more closely to the Fund's performance, returned -23.40% for the 12-month period ended November 30, 2002. The Fund's performance compared to the S&P 500 Barra Growth Index was hurt by its high exposure to more rapidly growing, higher earnings multiple stocks. Such stocks tend to be more volatile than other parts of the equity market. (The Fund's focus in a small number of investments (approximately 20 companies) in order to achieve a potentially greater return may increase the Fund's volatility because each investment has a greater effect on the Fund's performance.) According to Salomon Smith Barney, the highest volatility decile of Russell 1000 stocks (as measured by beta) underperformed the lowest risk decile by 36.02% during the first 11 months of the Fund's fiscal year. In the same report, it was noted that the highest earnings multiple decile (as measured by trailing price/earnings ratio) underperformed the lowest earnings multiple decile by 30.91%.

Compared to the S&P 500 Barra Growth Index, the Fund's performance was also hurt by our significantly higher-than-Index weighting in the technology sector, which performed poorly. While our technology weighting did decline throughout the year, we still maintained an overweight position at our fiscal year end. Unfortunately, the business momentum that our technology companies exhibited at the end of 2001 turned out to be largely seasonal and not cyclical as we had hoped. In hindsight, the deep economic trough that occurred post-September 11, 2001 created a large snapback that was not sustainable. One sector of technology, semiconductors, managed to exhibit strong momentum throughout the first three quarters of 2002. In fact, unit growth actually reached the peak levels of previous cycles. Unfortunately, however, pricing failed to recover in a meaningful way and momentum for the sector began to fade as unsustainable low levels of inventories were refilled.

As we saw technology fundamentals begin to deteriorate meaningfully in early August 2002, we aggressively reduced our semiconductor holdings and our overall technology weighting. These changes helped the Fund outperform the S&P 500 Barra Growth Index as it declined precipitously from late August to early October 2002. Investors enjoyed a strong rally from October 8 to our fiscal year end, and semiconductor stocks were among the leaders in this rally. While the Fund's performance would have been better if we had held some of these stocks, many of the stocks we sold in August finished our fiscal year still below the prices we had sold them for at the end of the summer rally. We did not purchase them back at low prices after they sold off in September and October because their earnings fundamentals had deteriorated enough to disqualify them from our investment process.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



Our turnover was high during the fiscal year, as we struggled to adjust the portfolio to a constantly changing, volatile environment. All but one of our six largest positions through the year, Harley Davidson, Inc., Microsoft Corporation, Cisco Systems, Inc., Forest Laboratories, Inc., Viacom, Inc. and Microchip Technology, outperformed the S&P 500 Barra Growth Index and three of them were up overall for the fiscal year. Unfortunately, beyond this strong "starting lineup," we found it very challenging to find enough companies that both met the criteria of our investment process and could succeed in what was an exceedingly difficult environment. The overcapacity as a result of the investment boom of the late 1990s created a lot of pricing pressure, and many of our largest portfolio disappointments were a direct result of this phenomenon. Some examples of portfolio companies that fell victim to pricing pressure and suffered large stock price declines included Best Buy Co., Inc., Univision Communications Inc. and Brocade Communications Systems, Inc. While we were able to avoid many of the potholes that resulted as the market came to terms with the excesses of the late 1990s, we were not able to avoid them all. Two companies in particular, Tenet Healthcare Corporation and Capital One Financial Corporation, declined precipitously and hurt portfolio performance. Tenet revealed they had taken advantage of loopholes in government regulations to bill aggressively for Medicare patients and Capital One announced changes in their business strategy as a result of a memorandum of understanding with banking regulators.

However, not all of our decisions ended in disappointment. For example, one particularly significant change in portfolio strategy involved the sale of what had been our largest position, IDEC Pharmaceuticals Corporation. We sold IDEC because we saw multiple signs that growth of the company's lead product, Rituxan, was slowing. As a result of this and several other factors, we believed that street earnings expectations for the company were too high and would have to be reduced. The sale of IDEC was part of a bigger move away from the biotechnology sector early in our fiscal year and, fortunately, these shifts in portfolio strategy took place before large declines in the stocks and the biotechnology sector in general. Diligent channel checks helped us make sell decisions on Polycom and Photronics before negative earnings announcements that led to drastic declines in the stocks. Finally, we also sold AOL Time Warner Inc. early in the year before a significant decline.


In Conclusion
As we have stated in previous letters to shareholders, we cannot and will not try to predict when the market will improve. Instead, we will continue to invest in as disciplined and consistent a manner as possible. Our earnings momentum investment strategy involves investing in companies that we believe are growing earnings faster than the market or that we believe may be experiencing upward earnings revisions or positive earnings suprises. While we cannot foretell when the market will improve, we can predict that we will be following our investment process when it does, as we believe that this stated discipline is the proper way to insure market outperformance over the long term.

We appreciate your continued support in this exceedingly difficult environment for aggressive growth equity investing. While the environment continues to be challenging, we remain confident that our process will prove itself over the long term, and we look forward to sharing our outlook and strategy in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Michael S. Hahn)
Michael S. Hahn
Vice President and Portfolio Manager



December 31, 2002



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



PERFORMANCE DATA (continued)

Recent Performance Results

                                                6-Month        12-Month     Since Inception
As of November 30, 2002                       Total Return   Total Return     Total Return
ML Focus Twenty Fund, Inc. Class A Shares*       -18.99%        -36.00%         -87.20%
ML Focus Twenty Fund, Inc. Class B Shares*       -19.48         -36.73          -87.60
ML Focus Twenty Fund, Inc. Class C Shares*       -19.48         -36.73          -87.60
ML Focus Twenty Fund, Inc. Class D Shares*       -19.11         -36.18          -87.30
Standard & Poor's 500 Index**                    -11.49         -16.51          -35.20
Standard & Poor's Barra Growth Index***          - 9.52         -18.15          -46.62
NASDAQ Composite Index****                       - 8.48         -23.40          -67.66

*Investment results shown do not reflect sales charges; results would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 3/03/00.
**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 3/31/00.
***This unmanaged broad-based Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/31/00.
****This unmanaged broad-based Index is comprised of common stocks.
Since inception total return is from 3/31/00.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Mercury Focus Twenty Fund, Inc.++ Class A and Class B Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Standard & Poor's Barra Growth Index++++++. Values illustrated are as follows:


Mercury Focus Twenty Fund, Inc.++
Class A Shares*

Date                       Value

3/3/2000**               $ 9,475.00
November 2000            $ 5,912.00
November 2001            $ 1,895.00
November 2001            $ 1,213.00



Mercury Focus Twenty Fund, Inc.++
Class B Shares*

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 6,190.00
November 2001            $ 1,960.00
November 2001            $ 1,203.00



Standard & Poor's 500 Index++++

Date                       Value

3/31/2000**              $10,000.00
November 2000            $ 8,842.00
November 2001            $ 7,761.00
November 2001            $ 6,479.00



Standard & Poor's Barra Growth Index++++++

Date                       Value

3/31/2000**              $10,000.00
November 2000            $ 7,823.00
November 2001            $ 6,522.00
November 2001            $ 5,338.00



A line graph illustrating the growth of a $10,000 investment in Mercury Focus Twenty Fund, Inc.++ Class C and Class D Shares* compared to a similar investment in Standard & Poor's 500 Index++++ and Standard & Poor's Barra Growth Index++++++. Values illustrated are as follows:


Mercury Focus Twenty Fund, Inc.++
Class C Shares*

Date                       Value

3/3/2000**               $10,000.00
November 2000            $ 6,190.00
November 2001            $ 1,960.00
November 2001            $ 1,240.00



Mercury Focus Twenty Fund, Inc.++
Class D Shares*

Date                       Value

3/3/2000**               $ 9,475.00
November 2000            $ 5,903.00
November 2001            $ 1,885.00
November 2001            $ 1,203.00



Standard & Poor's 500 Index++++

Date                       Value

3/31/2000**              $10,000.00
November 2000            $ 8,842.00
November 2001            $ 7,761.00
November 2001            $ 6,479.00



Standard & Poor's Barra Growth Index++++++

Date                       Value

3/31/2000**              $10,000.00
November 2000            $ 7,823.00
November 2001            $ 6,522.00
November 2001            $ 5,338.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Focus Twenty Trust. The Trust invests primarily in common stocks of approximately 20 companies that Trust management believes have strong earnings growth and capital appreciation potential.
++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. The starting date for the Index in each of the graphs is from 3/31/00.
++++++This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard &Poor's 500 Index that have higher price-to-book ratios. The starting date for the Index in each of the graphs is from 3/31/00.

Past performance is not indicative of future performance.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/02                   -36.00%        -39.36%
Inception (3/03/00) through 11/30/02      -52.71         -53.63

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 11/30/02                   -36.73%        -39.27%
Inception (3/03/00) through 11/30/02      -53.25         -53.77

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 11/30/02                   -36.73%        -37.37%
Inception (3/03/00) through 11/30/02      -53.25         -53.25

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 11/30/02                   -36.18%        -39.53%
Inception (3/03/00) through 11/30/02      -52.84         -53.76

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION


Statement of Assets and Liabilities                                                   Merrill Lynch Focus Twenty Fund, Inc.

                  As of November 30, 2002
Assets:           Investment in Master Focus Twenty Trust, at value
                  (identified cost--$179,376,552)                                                           $   195,291,574
                  Prepaid registration fees and other assets                                                         23,820
                                                                                                            ---------------
                  Total assets                                                                                  195,315,394
                                                                                                            ---------------

Liabilities:      Payables:
                     Distributor                                                          $       123,016
                     Administrator                                                                 37,099           160,115
                                                                                          ---------------
                  Accrued expenses                                                                                  258,459
                                                                                                            ---------------
                  Total liabilities                                                                                 418,574
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $   194,896,820
                                                                                                            ===============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                         $     1,951,859
                  Class B Shares of Common Stock, $.10 par value, 300,000,000
                  shares authorized                                                                               7,659,522
                  Class C Shares of Common Stock, $.10 par value, 300,000,000
                  shares authorized                                                                               4,567,412
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,474,507
                  Paid-in capital in excess of par                                                            1,797,888,155
                  Accumulated realized capital losses on investments from the
                  Trust--net                                                             $(1,634,559,657)
                  Unrealized depreciation on investments from the Trust--net                   15,915,022
                                                                                          ---------------
                  Total accumulated losses--net                                                             (1,618,644,635)
                                                                                                            ---------------
                  Net assets                                                                                $   194,896,820
                                                                                                            ===============

Net Asset Value:  Class A--Based on net assets of $24,886,986 and 19,518,590
                           shares outstanding                                                               $          1.28
                                                                                                            ===============
                  Class B--Based on net assets of $94,833,725 and 76,595,221
                           shares outstanding                                                               $          1.24
                                                                                                            ===============
                  Class C--Based on net assets of $56,511,688 and 45,674,119
                           shares outstanding                                                               $          1.24
                                                                                                            ===============
                  Class D--Based on net assets of $18,664,421 and 14,745,072
                           shares outstanding                                                               $          1.27
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION (continued)


Statement of Operations                                                               Merrill Lynch Focus Twenty Fund, Inc.

                  For the Year Ended November 30, 2002
Investment        Net investment income allocated from the Trust:
Income from the      Dividends                                                                              $       399,675
Trust--Net:          Interest                                                                                       226,590
                     Securities lending--net                                                                        112,797
                     Expenses                                                                                   (2,118,627)
                                                                                                            ---------------
                  Net investment loss from the Trust                                                            (1,379,565)
                                                                                                            ---------------

Expenses:         Account maintenance and distribution fees--Class B                      $     1,402,175
                  Transfer agent fees--Class B                                                  1,164,909
                  Account maintenance and distribution fees--Class C                              828,029
                  Transfer agent fees--Class C                                                    710,613
                  Administration fees                                                             708,204
                  Transfer agent fees--Class A                                                    232,054
                  Transfer agent fees--Class D                                                    207,106
                  Professional fees                                                               169,396
                  Registration fees                                                               145,045
                  Printing and shareholder reports                                                105,681
                  Account maintenance fees--Class D                                                71,803
                  Other                                                                            21,668
                                                                                          ---------------
                  Total expenses                                                                                  5,766,683
                                                                                                            ---------------
                  Investment loss--net                                                                          (7,146,248)
                                                                                                            ---------------

Realized &        Realized loss on investments from the Trust--net                                            (153,141,281)
Unrealized        Change in unrealized appreciation/depreciation on investments
Gain (Loss)       from the Trust--net                                                                            20,901,667
From the                                                                                                    ---------------
Trust--Net:       Total realized and unrealized loss from the Trust--net                                      (132,239,614)
                                                                                                            ---------------
                  Net Decrease in Net Assets Resulting from Operations                                      $ (139,385,862)
                                                                                                            ===============

See Notes to Financial Statements.


Statements of Changes in Net Assets                                                   Merrill Lynch Focus Twenty Fund, Inc.
                                                                                         For the Year Ended November 30,
Increase (Decrease) in Net Assets:                                                              2002               2001
Operations:       Investment loss--net                                                    $   (7,146,248)   $  (11,889,866)
                  Realized loss on investments from the Trust--net                          (153,141,281)   (1,203,833,603)
                  Change in unrealized appreciation/depreciation on investments
                  from the Trust--net                                                          20,901,667       331,395,005
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from operations                      (139,385,862)     (884,328,464)
                                                                                          ---------------   ---------------

Capital Share     Net increase (decrease) in net assets derived from capital share
Transactions:     transactions                                                               (92,937,998)       125,158,401
                                                                                          ---------------   ---------------
Net Assets:       Total decrease in net assets                                              (232,323,860)     (759,170,063)
                  Beginning of year                                                           427,220,680     1,186,390,743
                                                                                          ---------------   ---------------
                  End of year                                                             $   194,896,820   $   427,220,680
                                                                                          ===============   ===============

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION (continued)


Financial Highlights                                                                  Merrill Lynch Focus Twenty Fund, Inc.
                                                                                                   Class A
The following per share data and ratios                                                  For the                For the
have been derived from information                                                         Year                  Period
provided in the financial statements.                                                     Ended              Mar. 3, 2000++
                                                                                       November 30,           to Nov. 30,
Decrease in Net Asset Value:                                                       2002             2001          2000
Per Share           Net asset value, beginning of period                        $     2.00      $     6.24       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:        Investment loss--net                                        (.03)+++++           (.02)            (.02)
                    Realized and unrealized loss on investments from the
                    Trust--net                                                       (.69)          (4.22)           (3.74)
                                                                                ----------      ----------       ----------
                    Total from investment operations                                 (.72)          (4.24)           (3.76)
                                                                                ----------      ----------       ----------
                    Net asset value, end of period                              $     1.28      $     2.00       $     6.24
                                                                                ==========      ==========       ==========

Total Investment    Based on net asset value per share                            (36.00%)        (67.95%)      (37.60%)+++
Return:**                                                                       ==========      ==========       ==========

Ratios to           Expenses++++                                                     1.90%           1.13%           1.12%*
Average                                                                         ==========      ==========       ==========
Net Assets:         Investment loss--net                                           (1.64%)          (.72%)          (.57%)*
                                                                                ==========      ==========       ==========

Supplemental        Net assets, end of period (in thousands)                    $   24,887      $   43,081       $   55,306
Data:                                                                           ==========      ==========       ==========



                                                                                                   Class B
The following per share data and ratios                                                  For the                For the
have been derived from information                                                         Year                  Period
provided in the financial statements.                                                     Ended              Mar. 3, 2000++
                                                                                       November 30,           to Nov. 30,
Decrease in Net Asset Value:                                                       2002             2001          2000
Per Share           Net asset value, beginning of period                        $     1.96      $     6.19       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:        Investment loss--net                                        (.04)+++++           (.06)            (.08)
                    Realized and unrealized loss on investments from the
                    Trust--net                                                       (.68)          (4.17)           (3.73)
                                                                                ----------      ----------       ----------
                    Total from investment operations                                 (.72)          (4.23)           (3.81)
                                                                                ----------      ----------       ----------
                    Net asset value, end of period                              $     1.24      $     1.96       $     6.19
                                                                                ==========      ==========       ==========

Total Investment    Based on net asset value per share                            (36.73%)        (68.34%)      (38.10%)+++
Return:**                                                                       ==========      ==========       ==========

Ratios to           Expenses++++                                                     2.98%           2.18%           2.13%*
Average                                                                         ==========      ==========       ==========
Net Assets:         Investment loss--net                                           (2.72%)         (1.75%)         (1.56%)*
                                                                                ==========      ==========       ==========

Supplemental        Net assets, end of period (in thousands)                    $   94,834      $  213,058       $  631,827
Data:                                                                           ==========      ==========       ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                      Merrill Lynch Focus Twenty Fund, Inc.
                                                                                                   Class C
The following per share data and ratios                                                  For the                For the
have been derived from information                                                         Year                  Period
provided in the financial statements.                                                     Ended              Mar. 3, 2000++
                                                                                       November 30,           to Nov. 30,
Decrease in Net Asset Value:                                                       2002             2001          2000
Per Share           Net asset value, beginning of period                        $     1.96      $     6.19       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:        Investment loss--net                                        (.04)+++++           (.06)            (.08)
                    Realized and unrealized loss on investments from the
                    Trust--net                                                       (.68)          (4.17)           (3.73)
                                                                                ----------      ----------       ----------
                    Total from investment operations                                 (.72)          (4.23)           (3.81)
                                                                                ----------      ----------       ----------
                    Net asset value, end of period                              $     1.24      $     1.96       $     6.19
                                                                                ==========      ==========       ==========

Total Investment    Based on net asset value per share                            (36.73%)        (68.34%)      (38.10%)+++
Return:**                                                                       ==========      ==========       ==========

Ratios to           Expenses++++                                                     3.01%           2.19%           2.15%*
Average                                                                         ==========      ==========       ==========
Net Assets:         Investment loss--net                                           (2.75%)         (1.76%)         (1.58%)*
                                                                                ==========      ==========       ==========

Supplemental        Net assets, end of period (in thousands)                    $   56,512      $  127,506       $  378,948
Data:                                                                           ==========      ==========       ==========



                                                                                                   Class D
The following per share data and ratios                                                  For the                For the
have been derived from information                                                         Year                  Period
provided in the financial statements.                                                     Ended              Mar. 3, 2000++
                                                                                       November 30,           to Nov. 30,
Decrease in Net Asset Value:                                                       2002             2001          2000
Per Share           Net asset value, beginning of period                        $     1.99      $     6.23       $    10.00
Operating                                                                       ----------      ----------       ----------
Performance:        Investment loss--net                                        (.03)+++++           (.03)            (.05)
                    Realized and unrealized loss on investments from the
                    Trust--net                                                       (.69)          (4.21)           (3.72)
                                                                                ----------      ----------       ----------
                    Total from investment operations                                 (.72)          (4.24)           (3.77)
                                                                                ----------      ----------       ----------
                    Net asset value, end of period                              $     1.27      $     1.99       $     6.23
                                                                                ==========      ==========       ==========

Total Investment    Based on net asset value per share                            (36.18%)        (68.06%)      (37.70%)+++
Return:**                                                                       ==========      ==========       ==========

Ratios to           Expenses++++                                                     2.12%           1.38%           1.36%*
Average                                                                         ==========      ==========       ==========
Net Assets:         Investment loss--net                                           (1.87%)          (.95%)          (.79%)*
                                                                                ==========      ==========       ==========

Supplemental        Net assets, end of period (in thousands)                    $   18,664      $   43,576       $  120,310
Data:                                                                           ==========      ==========       ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Based on average shares outstanding.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Focus Twenty Fund, Inc.

1. Significant Accounting Policies:
Merrill Lynch Focus Twenty Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Focus Twenty Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at November 30, 2002 was 98.4%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $71,379 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $7,146,248 has been reclassified between paid-in capital in excess of par and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account         Distribution
                             Maintenance Fee         Fee

Class B                           .25%              .75%
Class C                           .25%              .75%
Class D                           .25%                --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                    FAMD          MLPF&S

Class A                            $   24        $   427
Class D                            $4,122        $68,519


For the year ended November 30, 2002, MLPF&S received contingent deferred sales charges of $883,207 and $48,782 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $6,006 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the year ended November 30, 2002 were $2,166,211 and $100,987,058, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(92,937,998) and $125,158,401 for the years ended November 30, 2002 and November 30, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            9,883,186    $    15,249,730
Shares redeemed                     (11,922,136)       (18,551,117)
                                 ---------------    ---------------
Net decrease                         (2,038,950)    $   (3,301,387)
                                 ===============    ===============



Class A Shares for the Year                               Dollar
Ended November 30, 2001                  Shares           Amount

Shares sold                           23,582,145    $    84,533,617
Shares redeemed                     (10,892,096)       (37,464,511)
                                 ---------------    ---------------
Net increase                          12,690,049    $    47,069,106
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            6,906,098    $    11,455,933
Automatic conversion of
shares                                 (758,577)        (1,201,839)
Shares redeemed                     (38,130,354)       (59,129,959)
                                 ---------------    ---------------
Net decrease                        (31,982,833)    $  (48,875,865)
                                 ===============    ===============



Class B Shares for the Year                               Dollar
Ended November 30, 2001                  Shares           Amount

Shares sold                           39,690,802    $   156,698,815
Automatic conversion of
shares                                 (840,041)        (2,687,609)
Shares redeemed                     (32,359,782)      (112,257,262)
                                 ---------------    ---------------
Net increase                           6,490,979    $    41,753,944
                                 ===============    ===============



Class C Shares for the Year                               Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            5,710,859    $     9,222,107
Shares redeemed                     (25,035,199)       (39,420,507)
                                 ---------------    ---------------
Net decrease                        (19,324,340)    $  (30,198,400)
                                 ===============    ===============



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                               Dollar
Ended November 30, 2001                  Shares           Amount

Shares sold                           28,862,922    $   115,469,491
Shares redeemed                     (25,100,532)       (89,841,408)
                                 ---------------    ---------------
Net increase                           3,762,390    $    25,628,083
                                 ===============    ===============



Class D Shares for the Year                               Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            3,304,742    $     5,634,380
Automatic conversion of
shares                                   744,778          1,201,839
                                 ---------------    ---------------
Total issued                           4,049,520          6,836,219
Shares redeemed                     (11,203,761)       (17,398,565)
                                 ---------------    ---------------
Net decrease                         (7,154,241)    $  (10,562,346)
                                 ===============    ===============



Class D Shares for the Year                               Dollar
Ended November 30, 2001                  Shares           Amount

Shares sold                           10,731,427    $    41,851,597
Automatic conversion of
shares                                   831,057          2,687,609
                                 ---------------    ---------------
Total issued                          11,562,484         44,539,206
Shares redeemed                      (8,989,844)       (33,831,938)
                                 ---------------    ---------------
Net increase                           2,572,640    $    10,707,268
                                 ===============    ===============



6. Distributions to Shareholders:
As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net                 $             --
Undistributed long-term capital
gains--net                                                       --
                                                   ----------------
Total undistributed earnings--net                                --
Capital loss carryforward                          (1,622,043,915)*
Unrealized gains--net                                   3,399,280**
                                                   ----------------
Total accumulated losses--net                      $(1,618,644,635)
                                                   ================


*On November 30, 2002, the Fund had a net capital loss carryforward of $1,622,043,915, of which $246,350,986 expires in 2008,
$1,109,040,883 expires in 2009 and $266,652,046 expires in 2010.
This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized losses is attributed primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders
Merrill Lynch Focus Twenty Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Focus Twenty Fund, Inc., as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Focus Twenty Fund, Inc. as of November 30, 2002, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 21, 2003



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002


SCHEDULE OF INVESTMENTS                                                                           Master Focus Twenty Trust

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                     Value     Net Assets
United States

Automobiles            188,300  Harley-Davidson, Inc.                                              $     9,140,082     4.6%

Biotechnology          166,100  ++Genentech, Inc.                                                        5,481,300      2.8

Commercial             144,300  ++Career Education Corporation                                           5,614,713      2.8
Services &             176,900  ++CheckFree Corp.                                                        3,465,471      1.8
Supplies               197,100  ++Corinthian Colleges, Inc.                                              7,686,900      3.9
                       294,600  Manpower Inc.                                                           10,979,742      5.5
                                                                                                   ---------------   ------
                                                                                                        27,746,826     14.0

Communications         961,000  ++Cisco Systems, Inc.                                                   14,338,120      7.2
Equipment

Computers &            364,600  Hewlett-Packard Company                                                  7,102,408      3.6
Peripherals

Diversified            391,000  ++Nasdaq-100 Shares (a)                                                 10,799,420      5.4
Financials

Health Care            178,900  Medtronic, Inc.                                                          8,363,575      4.2
Equipment &            111,300  ++Zimmer Holdings, Inc.                                                  4,189,332      2.1
Supplies                                                                                           ---------------   ------
                                                                                                        12,552,907      6.3

Health Care             98,200  ++Accredo Health, Incorporated                                           5,229,150      2.7
Providers &            189,100  HCA Inc.                                                                 7,598,038      3.8
Services                77,600  ++LifePoint Hospitals, Inc.                                              2,444,400      1.2
                        72,900  ++Quest Diagnostics Incorporated                                         4,067,091      2.1
                                                                                                   ---------------   ------
                                                                                                        19,338,679      9.8

Media                  317,100  ++Clear Channel Communications, Inc.                                    13,781,166      6.9
                             1  ++Comcast Corporation (Class A)                                                  5      0.0
                       155,400  ++Fox Entertainment Group, Inc. (Class A)                                4,142,964      2.1
                       247,300  ++Viacom, Inc. (Class B)                                                11,625,573      5.9
                                                                                                   ---------------   ------
                                                                                                        29,549,708     14.9

Oil & Gas              133,700  Devon Energy Corporation                                                 6,122,123      3.1

Pharmaceuticals        105,950  ++Forest Laboratories, Inc.                                             11,371,613      5.7
                       302,500  Pfizer Inc.                                                              9,540,850      4.8
                                                                                                   ---------------   ------
                                                                                                        20,912,463     10.5

Software               361,400  ++BEA Systems, Inc.                                                      3,993,470      2.0
                        59,000  ++Electronic Arts Inc.                                                   4,001,970      2.0
                       336,100  ++Microsoft Corporation                                                 19,433,302      9.8
                                                                                                   ---------------   ------
                                                                                                        27,428,742     13.8

Specialty Retail       114,400  ++Bed Bath & Beyond Inc.                                                 3,984,552      2.0

Wireless               523,500  ++AT&T Wireless Services Inc.                                            3,952,425      2.0
Telecommunication
Services


                                Total Investments in Common Stocks
                                (Cost--$182,376,213)                                                   198,449,755    100.0



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                               Master Focus Twenty Trust

                       Shares                                                                                    Percent of
                        Held                     Short-Term Securities                                 Value     Net Assets
United States (concluded)

Common Stock         3,981,307  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)        $     3,981,307     2.0%

                                Total Investments in Short-Term Securities
                                (Cost--$3,981,307)                                                       3,981,307      2.0

                                Total Investments (Cost--$186,357,520)                                 202,431,062    102.0
                                Liabilities in Excess of Other Assets                                  (4,025,250)    (2.0)
                                                                                                   ---------------   ------
                                Net Assets                                                         $   198,405,812   100.0%
                                                                                                   ===============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++Non-income producing security.
(a)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.
(b)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                    Net Share       Net      Dividend
Affiliate                            Activity       Cost      Income
Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I             3,981,307    $3,981,307   $1,744


See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION


Statement of Assets and Liabilities                                                               Master Focus Twenty Trust

                  As of November 30, 2002
Assets:           Investments, at value (including securities loaned of $41,284,767)
                  (identified cost--$186,357,520)                                                           $   202,431,062
                  Investments held as collateral for loaned securities, at value                                 42,715,852
                  Receivables:
                     Securities sold                                                      $     2,787,677
                     Contributions                                                                178,746
                     Dividends                                                                     75,294
                     Loaned securities income                                                       6,097         3,047,814
                                                                                          ---------------
                  Prepaid expenses and other assets                                                                   2,608
                                                                                                            ---------------
                  Total assets                                                                                  248,197,336
                                                                                                            ---------------

Liabilities:      Collateral on securities loaned, at value                                                      42,715,852
                  Payables:
                     Securities purchased                                                       6,021,454
                     Withdrawals                                                                  887,305
                     Investment adviser                                                            90,641         6,999,400
                                                                                          ---------------
                  Accrued expenses                                                                                   76,272
                                                                                                            ---------------
                  Total liabilities                                                                              49,791,524
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $   198,405,812
                                                                                                            ===============

Net Assets        Investors' capital                                                                        $   182,332,270
Consist of:       Unrealized appreciation on investments                                                         16,073,542
                                                                                                            ---------------
                  Net assets                                                                                $   198,405,812
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION (continued)


Statement of Operations                                                                           Master Focus Twenty Trust

                  For the Year Ended November 30, 2002
Investment        Dividends                                                                                 $       404,473
Income:           Interest                                                                                          228,473
                  Securities lending--net                                                                           113,888
                                                                                                            ---------------
                  Total income                                                                                      746,834
                                                                                                            ---------------

Expenses:         Investment advisory fees                                                $     1,718,971
                  Accounting services                                                             174,143
                  Professional fees                                                               121,702
                  Custodian fees                                                                   58,672
                  Trustees' fees and expenses                                                      39,670
                  Offering costs                                                                    9,903
                  Pricing fees                                                                        921
                  Other                                                                            15,956
                                                                                          ---------------
                  Total expenses                                                                                  2,139,938
                                                                                                            ---------------
                  Investment loss--net                                                                          (1,393,104)
                                                                                                            ---------------

Realized &        Realized loss on investments--net                                                           (154,513,735)
Unrealized        Change in unrealized appreciation/depreciation on investments--net                             21,047,177
Gain (Loss) on                                                                                              ---------------
Investments--Net: Total realized and unrealized loss on investments--net                                      (133,466,558)
                                                                                                            ---------------
                  Net Decrease in Net Assets Resulting from Operations                                      $ (134,859,662)
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION (concluded)


Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    November 30,
Increase (Decrease) in Net Assets:                                                             2002               2001
Operations:       Investment loss--net                                                    $   (1,393,104)   $   (1,870,504)
                  Realized loss on investments--net                                         (154,513,735)   (1,204,513,199)
                  Change in unrealized appreciation/depreciation on investments--net           21,047,177       331,418,796
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from operations                      (134,859,662)     (874,964,907)
                                                                                          ---------------   ---------------

Capital           Proceeds from contributions                                                   5,360,875       404,613,481
Transactions:     Fair value of withdrawals                                                 (102,048,536)     (288,410,915)
                                                                                          ---------------   ---------------
                  Net increase (decrease) in net assets derived from
                  capital transactions                                                       (96,687,661)       116,202,566
                                                                                          ---------------   ---------------
Net Assets:       Total decrease in net assets                                              (231,547,323)     (758,762,341)
                  Beginning of year                                                           429,953,135     1,188,715,476
                                                                                          ---------------   ---------------
                  End of year                                                             $   198,405,812   $   429,953,135
                                                                                          ===============   ===============

See Notes to Financial Statements.



Financial Highlights                                                                              Master Focus Twenty Trust

                                                                                       For the               For the Period
                                                                                      Year Ended           March 20, 2000++
The following ratios have been derived from information                              November 30,           to November 30,
provided in the financial statements.                                             2002             2001            2000
Total Investment                                                                  (34.70%)              --               --
Return:**                                                                    =============   =============    =============

Ratios to         Expenses                                                            .75%            .68%            .90%*
Average                                                                      =============   =============    =============
Net Assets:       Investment loss--net                                              (.49%)          (.25%)          (.33%)*
                                                                             =============   =============    =============

Supplemental      Net assets, end of period (in thousands)                   $     198,406   $     429,953    $   1,188,715
Data:                                                                        =============   =============    =============
                  Portfolio turnover                                               275.69%         137.66%           62.85%
                                                                             =============   =============    =============

*Annualized.
**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



NOTES TO FINANCIAL STATEMENTS


Master Focus Twenty Trust

1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



NOTES TO FINANCIAL STATEMENTS (concluded)


Master Focus Twenty Trust

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of November 30, 2002, the Trust lent securities with a value of $11,013,528 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of November 30, 2002, cash collateral of $19,222,135 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $23,493,717 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2002, QA Advisors received $44,826 in securities lending agent fees.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



In addition, MLPF&S received $161,190 in commissions on the execution of portfolio security transactions for the Trust for the year ended November 30, 2002.

For the year ended November 30, 2002, the Trust reimbursed FAM
$23,452 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $757,219,940 and $822,668,782, respectively.

Net realized gains (losses) for the year ended November 30, 2002 and net unrealized gains as of November 30, 2002 were as follows:


                                     Realized          Unrealized
                                  Gains (Losses)         Gains

Long-term investments            $ (154,141,729)     $   16,073,542
Short-term investments                     (218)                 --
Options purchased                      (506,361)                 --
Options written                          134,573                 --
                                 ---------------     --------------
Total investments                $ (154,513,735)     $   16,073,542
                                 ===============     ==============


As of November 30, 2002, net unrealized apprecia-tion for Federal income tax purposes aggregated $8,409,259, of which $14,877,950 related to appreciated securities and $6,468,691 related to depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $194,021,803.

Transactions in call options written for the year ended November 30, 2002 were as follows:


                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding call options
written, beginning of year               798,500     $    1,057,029
Options written                          814,000          1,535,300
Options closed                       (1,612,500)        (2,592,329)
                                 ---------------     --------------
Outstanding call options
written, end of year                          --     $           --
                                 ===============     ==============


Transactions in put options written for the year ended November 30, 2002 were as follows:


                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding put options
written, beginning of year               111,000     $      134,065
Options written                          172,000            326,957
Options closed                         (283,000)          (461,022)
                                 ---------------     --------------
Outstanding put options
written, end of year                          --     $           --
                                 ===============     ==============



4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the credit agreement during the year ended November 30, 2002.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



INDEPENDENT AUDITORS' REPORT


To The Board of Trustees and Investors,
Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities of Master Focus Twenty Trust, including the schedule of investments as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Focus Twenty Trust as of November 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 21, 2003



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002


OFFICERS AND DIRECTORS/TRUSTEES

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)                                                              Complex       ships
                          Held        Length                                                 Overseen by    Held by
                       with Fund/    of Time                                                  Director/    Director/
Name, Address & Age      Trust        Served   Principal Occupation(s) During Past 5 Years     Trustee      Trustee
Interested Director/Trustee

Terry K. Glenn*       President      2000 to   Chairman, Americas Region since 2001 and       117 Funds     None
P.O. Box 9011         and            present   Executive Vice President since 1983 of            162
Princeton,            Director/                Fund Asset Management, L.P. ("FAM") and        Portfolios
NJ 08543-9011         Trustee                  Merrill Lynch Investment Managers, L.P.
Age: 62                                        ("MLIM"); President of Merrill Lynch
                                               Mutual Funds since 1999; President of
                                               FAM Distributors, Inc. ("FAMD") since
                                               1986 and Director thereof since 1991;
                                               Executive Vice President and Director
                                               of Princeton Services, Inc. ("Princeton
                                               Services") since 1993; President of
                                               Princeton Administrators, L.P. since
                                               1988; Director of Financial Data Services,
                                               Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.




                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)                                                              Complex       ships
                          Held        Length                                                 Overseen by    Held by
                       with Fund/    of Time                                                  Director/    Director/
Name, Address & Age      Trust       Served*   Principal Occupation(s) During Past 5 Years     Trustee      Trustee
Independent Directors/Trustees

James H. Bodurtha       Director/    2000 to   Director and Executive Vice President, The      42 Funds     None
P.O. Box 9011           Trustee      present   China Business Group, Inc. since 1996;             61
Princeton,                                     Chairman, Berkshire Holding Corporation        Portfolios
NJ 08543-9011                                  since 1980.
Age: 58


Joe Grills              Director/    2002 to   Member of the Committee of Investment of        42 Funds     Kimco
P.O. Box 9011           Trustee      present   Employee Benefit Assets of the Association         61        Realty
Princeton,                                     for Financial Professionals ("CIEBA")          Portfolios    Corporation
NJ 08543-9011                                  since 1986; Member of CIEBA's Executive
Age: 67                                        Committee since 1988. Member of Investment
                                               Advisory Committees of the State of New York
                                               Common Retirement Fund since 1989 and the
                                               Howard Hughes Medical Institute from 1997
                                               to 2000; Director, Duke Management Company
                                               since 1992 and Vice Chairman since 1998;
                                               Director, LaSalle Street Fund from 1995 to
                                               2001. Director, Kimco Realty Corporation
                                               since 1997. Member of the Investment
                                               Advisory Committee of Virginia Retirement
                                               System since 1998 and Vice Chairman since
                                               2002; Director, Montpelier Foundation since
                                               1998 and its Vice Chairman since 2000; Member
                                               of the Investment Committee of the Woodberry
                                               Forest School since 2000 and Member of the
                                               Investment Committee of the National Trust
                                               for Historic Preservation since 2000.




Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002


OFFICERS AND DIRECTORS/TRUSTEES (concluded)

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)                                                              Complex       ships
                          Held        Length                                                 Overseen by    Held by
                       with Fund/    of Time                                                  Director/    Director/
Name, Address & Age      Trust       Served*   Principal Occupation(s) During Past 5 Years     Trustee      Trustee
Independent Directors/Trustees (concluded)

Herbert I. London       Director/    2000 to   John M. Olin Professor of Humanities,           42 Funds     None
P.O. Box 9011           Trustee      present   New York University since 1993,                    61
Princeton,                                     Professor thereof since 1997 and               Portfolios
NJ 08543-9011                                  Trustee thereof since 1980.
Age: 63


Andre F. Perold         Director/    2000 to   George Gund Professor of Finance and            42 Funds     None
P.O. Box 9011           Trustee      present   Banking, Harvard Business School since             61
Princeton,                                     2000 and member of the faculty since           Portfolios
NJ 08543-9011                                  1979; Director, Stockback.com from
Age: 50                                        2002 to 2002.


Roberta Cooper Ramo     Director/    2000 to   Shareholder, Modrall, Sperling, Roehl,          42 Funds     Cooper's
P.O. Box 9011           Trustee      present   Harris & Sisk, P.A. since 1993.                    61        Inc.;
Princeton,                                                                                    Portfolios    ECMC Inc.
NJ 08543-9011
Age: 60


Robert S. Salomon, Jr.  Director/    2002 to   Principal of STI Management since 1994;         42 Funds     None
P.O. Box 9011           Trustee      present   Trustee of Common Fund from 1980 to 2002;          61
Princeton,                                     Director of Rye Country Day School             Portfolios
NJ 08543-9011                                  since 2001.
Age: 66


Melvin R. Seiden        Director/    2002 to   Director, Silbanc Properties, Ltd.              42 Funds     None
P.O. Box 9011           Trustee      present   (real estate, investment and consulting)           61
Princeton,                                     since 1987.                                    Portfolios
NJ 08543-9011
Age: 72


Stephen B. Swensrud     Director/    2002 to   Chairman, Fernwood Advisors (investment         42 Funds     International
P.O. Box 9011           Trustee      present   adviser) since 1996; Principal of Fernwood         61        Mobile
Princeton,                                     Associates (financial consultant) since        Portfolios    Communi-
NJ 08543-9011                                  1975; Chairman of RPP Corporation                            cations,
Age: 69                                        (manufacturing) since 1978; Director,                        Inc.
                                               International Mobile Communications,
                                               Inc. (telecommunications) since 1998.


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



                      Position(s)
                          Held        Length
                       with Fund/    of Time
Name, Address & Age      Trust       Served*   Principal Occupation(s) During Past 5 Years
Fund/Trust Officers

Donald C. Burke         Vice         2000 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and                    Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990
NJ 08543-9011           Treasurer              to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Robert C. Doll, Jr.     Senior       2000 to   President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM
P.O. Box 9011           Vice         present   and MLIM from 2000 to 2002; Director of Princeton Services since 1999;
Princeton,              President              Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive
NJ 08543-9011                                  Vice President thereof from 1991 to 1999.
Age: 49


Michael S. Hahn         Vice         2001 to   Director (Equities) of MLIM since 2000; Associate Portfolio Manager of
P.O. Box 9011           President    present   MLIM from 1999 to 2000; Portfolio Manager and Analyst for the PBHG family
Princeton,                                     of mutual funds from 1996 to 1999.
NJ 08543-9011
Age: 35


Susan B. Baker          Secretary    2000 to   Director (Legal Advisory) of MLIM since 1999 and Vice President from
P.O. Box 9011                        present   1993 to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.



Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information which can be obtained without charge by calling 1-800-MER-FUND.



Effective January 1, 2003, Melvin R. Seiden, Director/Trustee of
Merrill Lynch Focus Twenty Fund, Inc., retired. The Fund's Board of Directors/Trustees wishes Mr. Seiden well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863